UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2004

FIRST CAPITAL INCOME PROPERTIES, LTD. – SERIES XI

(Exact name of Registrant as Specified in Its Charter)

Illinois	0-15538	36-3364279
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza

Suite 700

Chicago, Illinois 60606

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

(312) 207-0020

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

On June 11, 2004, First Capital Income Properties, Ltd. – Series XI, an Illinois limited partnership (the “Partnership”), closed its sale of the real estate and retail shopping center and office building commonly known as Marquette Mall and Office Building (the “Real Property”) to Cannon Commercial, Inc., a California corporation (the “Purchaser”).

The Real Property was sold to Purchaser, an unrelated third party, in an arm’s-length negotiated transaction, pursuant to a Purchase and Sale Agreement by and between the Partnership and Purchaser, dated April 8, 2004, as amended by the First Amendment to Purchase and Sale Agreement, dated April 28, 2004, and as further amended by the Second Amendment to Purchase and Sale Agreement, dated May 21, 2004 (collectively, the “Purchase and Sale Agreement”). The purchase price for the Real Property was approximately $6.1 million in cash, subject to specified adjustments set forth in the Purchase and Sale Agreement.

The sale of the Real Property constituted the sale of the remaining property held by the Partnership.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements – Not Applicable.

(b) Pro Forma Financial Information – In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by Item 7(b) will be filed by amendment no later than 60 days after the date this initial report on Form 8-K was required to be filed.

(c) Exhibits

Exhibit No.	Exhibit

*2.1	Purchase and Sale Agreement entered into as of April 8, 2004, by and between First Capital Income Properties, Ltd. – Series XI, and Cannon Commercial, Inc.

2.2	First Amendment to Purchase and Sale Agreement effective as of April 28, 2004, by and between First Capital Income Properties, Ltd. – Series XI, and Cannon Commercial, Inc.+

+All schedules to this Exhibit 2.2 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of Exhibit 2.2. The Partnership will supplementally furnish a copy of any omitted schedule to the Commission upon request.

2.3	Second Amendment to Purchase and Sale Agreement effective as of May 21, 2004, by and between First Capital Income Properties, Ltd. – Series XI, and Cannon Commercial, Inc.+

+ All schedules to this Exhibit 2.3 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of Exhibit 2.3. The Partnership will supplementally furnish a copy of any omitted schedule to the Commission upon request.

*	Incorporated by reference to Exhibit 10.1 to the Partnership’s Current Report on Form 8-K dated April 8, 2004 and filed with the Securities and Exchange Commission on April 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2004

FIRST CAPITAL INCOME PROPERTIES, LTD. – SERIES XI (Registrant)

By:	First Capital Financial, L.L.C., its General Partner

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler,
Title:	Vice President - Finance and Treasurer

FIRST CAPITAL INCOME PROPERTIES, LTD. – SERIES XI

EXHIBIT INDEX

Exhibit No.	Exhibit

2.2	First Amendment to Purchase and Sale Agreement effective as of April 28, 2004, by and between First Capital Income Properties, Ltd. – Series XI, and Cannon Commercial, Inc.+

+All schedules to this Exhibit 2.2 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of Exhibit 2.2. The Partnership will supplementally furnish a copy of any omitted schedule to the Commission upon request.

2.3	Second Amendment to Purchase and Sale Agreement effective as of May 21, 2004, by and between First Capital Income Properties, Ltd. – Series XI, and Cannon Commercial, Inc.+

+All schedules to this Exhibit 2.3 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of Exhibit 2.3. The Partnership will supplementally furnish a copy of any omitted schedule to the Commission upon request.